EXHIBIT 99.1
NEWS RELEASE
Cliffs Natural Resources Inc. Announces Executive
Leadership Promotions
CLEVELAND - Dec. 14, 2016 - Cliffs Natural Resources Inc. (NYSE: CLF) today announced the following executive leadership promotions, effective January 1, 2017.

•
P. Kelly Tompkins is named Executive Vice President & Chief Operating Officer. Mr. Tompkins, currently Executive Vice President & Chief Financial Officer, will oversee the U.S. Iron Ore and Asia Pacific Iron Ore Operations, as well as the Commercial and Business Development functions.

•
Timothy K. Flanagan is named Executive Vice President, Chief Financial Officer & Treasurer. Mr. Flanagan, currently Vice President, Corporate Controller, Treasurer and Chief Accounting Officer, will assume executive responsibility for Finance, Accounting, Tax, Treasury and Investor Relations.

Lourenco Goncalves, Chairman of the Board, President and Chief Executive Officer said, “Even with the considerable progress we have made in our turnaround, I still have plenty of work to do as CEO of Cliffs for the next several years. In order to ensure that our critical objectives are accomplished, I am very pleased to announce the promotions of Kelly Tompkins to COO and Tim Flanagan to CFO. Since the very beginning of my tenure as CEO of Cliffs, Kelly has been my number two executive and right-hand man. His promotion to COO is a formal recognition of the major role he has played, and will continue to play, within our organization.” Mr. Goncalves added, “Over the course of the two and half years I have been running Cliffs, Tim Flanagan has proven himself as a knowledgeable and reliable leader within our finance department. As we continue to improve our financial results and execute complex transactions, I feel fortunate that I will have Tim working directly with me for the next several years.”
Kelly Tompkins joined Cliffs in May 2010, having previously been executive vice president and chief financial officer for RPM International Inc., a NYSE-listed, global specialty chemical company. Before joining RPM in 1996, he held various legal and management positions with Cleveland-based Reliance Electric Company and Exxon Corporation in Houston, Texas. Mr. Tompkins received his B.A. degree from Mercyhurst College and his J.D. degree from Cleveland-Marshall College of Law. Before serving as Executive Vice President and Chief Financial Officer at Cliffs, he served in executive vice president roles in business development, commercial, legal and government affairs.
Tim Flanagan has held a variety of financial leadership roles since joining Cliffs in 2008, most recently responsible for the accounting, reporting, treasury and  financial planning and analysis functions. He also previously served as the Assistant Controller and Director of Internal Audit. Prior to his tenure at Cliffs, Mr. Flanagan spent eight years providing external audit and consulting services to large public multi-national companies across a number of disciplines including accounting, internal audit and risk management while employed at Arthur Andersen and Protiviti, respectively. He has a B.S. in Accounting from the University of Dayton and is a Certified Public Accountant licensed in Ohio.
About Cliffs Natural Resources Inc.
Cliffs Natural Resources Inc. is a leading mining and natural resources company in the United States. The Company is a major supplier of iron ore pellets to the North American steel industry from its mines and pellet plants located in Michigan and Minnesota. Cliffs also operates an iron ore mining complex in Western Australia. Driven by the core values of safety, social, environmental and capital stewardship, Cliffs' employees endeavor to provide all stakeholders operating and financial transparency. News releases and other information on the Company are available at http://www.cliffsnaturalresources.com.
Forward-Looking Statements
This release contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. As a general matter, forward-looking statements relate to anticipated trends and expectations rather than historical matters. Forward-looking statements are subject to uncertainties and factors relating to Cliffs’ operations and business environment that are difficult to predict and may be beyond our control. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These statements speak only as of the date of this release, and we undertake no ongoing obligation, other than that imposed by law, to update these statements. Uncertainties and risk factors that could affect Cliffs’ future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: trends affecting our financial condition, results of operations or future prospects, particularly the continued volatility of iron ore prices; availability of capital and our ability to maintain adequate liquidity; our level of indebtedness could limit cash flow available to fund working capital, capital expenditures, acquisitions and other general corporate purposes or ongoing needs of our business, which could prevent us from fulfilling our debt obligations; continued weaknesses in global economic conditions, including downward pressure on prices caused by oversupply or imported products, including the impact of any reduced barriers to trade, recently filed and forthcoming trade cases, reduced market demand and any change to the economic growth rate in China; our ability to reach agreement with our iron ore customers regarding any modifications to sales contract provisions, renewals or new arrangements; uncertainty relating to restructurings in the steel industry and/or affecting the steel industry; our ability to maintain appropriate relations with unions and employees; the impact of our customers reducing their steel production or using other methods to produce steel; our ability to successfully execute an exit option for our Canadian Entities that minimizes the cash outflows and associated liabilities of such entities, including the CCAA process; our ability to successfully identify and consummate any strategic investments and complete planned divestitures; our ability to successfully diversify our product mix and add new customers beyond our traditional blast furnace clientele; the outcome of any contractual disputes with our customers, joint venture partners or significant energy, material or service providers or any other litigation or arbitration; the ability of our customers and joint venture partners to meet their obligations to us on a timely basis or at all; the impact of price-adjustment factors on our sales contracts; changes in sales volume or mix; our actual levels of capital spending; our actual economic iron ore reserves or reductions in current mineral estimates, including whether any mineralized material qualifies as a reserve; events or circumstances that could impair or adversely impact the viability of a mine and the carrying value of associated assets, as well as any resulting impairment charges; the results of prefeasibility and feasibility studies in relation to projects; impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity and costs related to implementing improvements to ensure compliance with regulatory changes; our ability to cost-effectively achieve planned production rates or levels; uncertainties associated with natural disasters, weather conditions, unanticipated geological conditions, supply or price of energy, equipment failures and other unexpected events; adverse changes in currency values, currency exchange rates, interest rates and tax laws; risks related to international operations; availability of capital equipment and component parts; the potential existence of significant deficiencies or material weakness in our internal control over financial reporting; and problems or uncertainties with productivity, tons mined, transportation, mine-closure obligations, environmental liabilities, employee-benefit costs and other risks of the mining industry. For additional factors affecting the business of Cliffs, refer to Part I - Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2015. You are urged to carefully consider these risk factors.
SOURCE: Cliffs Natural Resources Inc.
Contact:
Patricia Persico
Director, Corporate Communications
(216) 694-5316

Paul Finan
Director, Investor Relations
(216) 694-6544
###